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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                FEBRUARY 16, 2005
                                (Date of Report)

                             CNA SURETY CORPORATION
             (Exact name of Registrant as specified in its charter)

                                     1-13277
                              (Commission File No.)

                DELAWARE                              36-4144905
      (State or other jurisdiction)        (IRS Employer Identification No.)

      CNA CENTER, CHICAGO, ILLINOIS                        60685
(Address of principal executive offices)                (Zip code)

                                 (312) 822-5000
               (Registrant's telephone number, include area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM  8.01. OTHER EVENTS

On February 14, 2006 the Board of Directors adopted a new 2006 Long-Term Equity Compensation Plan (the "Plan"), subject to shareholder approval. The Plan permits the grant of stock options, stock appreciation rights, restricted stock, performance units and performance shares, bonus shares, and incentive awards to eligible employees. The Company intends to seek shareholder approval of the Plan at the forthcoming shareholders' meeting scheduled for April 25, 2006. A copy of the Plan is attached.

ITEM  9.01. FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

                  Exhibit 10 (34) - 2006 Long-Term Equity Compensation Plan

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           CNA SURETY CORPORATION
                           (Registrant)

                     By:   /s/ John F. Corcoran
                           -------------------------------------
                           John F. Corcoran
                           Senior Vice President and Chief Financial Officer

Dated: February 16, 2006

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                                  EXHIBIT INDEX

Exhibit No.
      10 (34). 2006 Long-Term Equity Compensation Plan